UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2014

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment and restatement of the Current Report on Form 8-K filed on May 13, 2014, announcing the upsizing and pricing of its previously announced offering of Senior Secured Notes due 2024 (the "Original Filing") is being filed to correct Exhibit 99.1. Cheniere Energy, Inc. inadvertently appended the wrong press release under  Exhibit 99.1 to the Original Filing.  This amendment contains no changes to the other information provided in the Original Filing, which is hereby amended and restated in its entirety.

Item 7.01. Regulation FD Disclosure.
On May 13, 2014, Cheniere Energy Partners, L.P., a subsidiary of Cheniere Energy, Inc., issued a press release announcing that its wholly owned subsidiary, Sabine Pass Liquefaction, LLC, has upsized and priced its previously announced offering of Senior Secured Notes due 2024. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.
The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference to this Item 7.01 in such a filing.
Item 9.01 Financial Statements and Exhibits.
d)    Exhibits

Exhibit
Number	Description
99.1*	Press release, dated May 13, 2014.
________________________
* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: May 13, 2014	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Press release, dated May 13, 2014.
________________________
* Furnished herewith.